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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): February 6, 2004


                              --------------------


                       WESTERN OHIO FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)


          DELAWARE                         0-24120               31-1403116
(State or other jurisdiction of       (Commission File         (IRS Employer
 incorporation or organization)            Number)           Identification No.)


                28 EAST MAIN STREET, SPRINGFIELD, OHIO 45501-0509
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (937) 325-4683


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ITEM 5. OTHER EVENTS.

     On February 6, 2004, Western Ohio Financial Corporation issued a news release announcing that its annual shareholders' meeting will be held at The Springfield, Inn, located at 100 South Fountain Ave., Springfield, Ohio on April 22, 2004 at 9:00 am EST. The release is attached as Exhibit 99.1 to this report and is incorporated into this Item 5 by reference.



































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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 6, 2004


                               WESTERN OHIO FINANCIAL CORPORATION



                               By:   /s/ John W. Raisbeck
                                     -------------------------------------------
                                     John W. Raisbeck
                                     President and Chief Executive Officer





























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                                  Exhibit Index
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    Exhibit
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    Number                          Description of Exhibit
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     99.1     Press Release of Western Ohio Financial Corporation dated
              February 6, 2004.